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                                                                  EXHIBIT 10.17

                      DIRECTOR CONFIDENTIALITY AGREEMENT



       In connection with my membership on the Board of Directors of ACCESS Radiology Corporation ("ACCESS" or the "Company"), I hereby agree with the Company as follows:


       1.  Confidential Information.
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          (a)  As used herein, "Confidential Information" shall mean all present and future confidential information created, discovered or developed by, or otherwise known to, the Company (including, without limitation, confidential information created, discovered, developed or made known to me by the Company), or in which property rights have been or may in the future be assigned or otherwise conveyed to the Company, which information has or may in the future include, for example, trade secrets, processes, formulae, data and know-how, discoveries, developments, designs, improvements, inventions, techniques, marketing plans, strategies, forecasts, new products, unpublished financial statements, budgets, projections, licenses, prices, costs and customer and supplier lists. Confidential Information does not include, however, information which (i) is approved for release by written authorization of the Company, (ii) may be required by law or an order of any court, agency or proceeding to be disclosed, (iii) is acquired by me outside of the course of my duties for the Company or from third party rightfully possessed of such information that is not otherwise proprietary to the Company, or (iv) was known by me prior to my service as a member of the Board of Directors of the Company.

          (b) I agree that all Confidential Information and rights relating thereto shall be the sole property of the Company and that I will not disclose to anyone outside of the Company or use for my own benefit or for the benefit of others any Confidential Information without the Company's written permission and shall keep secret all matters entrusted to me and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss whether directly or indirectly to the Company.


       2.  Specific Performance.
           --------------------

          I agree that any breach of this Agreement by me will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies at law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligation hereunder.


       3.  Miscellaneous.
           -------------

          (a)  No Employment Obligation.  I understand that this Agreement does
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not create any obligation on the part of the Company or any other person or entity to continue my service as a member of the Board of Directors of the Company.

          (b)  Entire Agreement; Modification.  This Agreement constitutes the
               ------------------------------
whole agreement among the parties concerning the subject matter hereof and supersedes all prior agreements related to such subject matter, and there are no terms other than those contained herein. No variation hereof shall be deemed valid unless in writing and signed by the parties hereto.


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          (c)  Severability.  The invalidity or unenforceability of any
               ------------
provision hereof shall in no way affect the validity or enforceability of any other provision, and any invalid or unenforceabable provision shall be reformed so as to be valid and enforceable to the maximum extent permitted by law.

          (d)  Governing Law.  This Agreement shall be governed by and construed
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in accordance with the laws of the Commonwealth of Massachusetts.

          (e)  Notices.  All notices hereunder shall be deemed given when sent
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by certified mail to the recipient's last known address.

          (f)  Non-Waiver.  The waiver by any party of a breach of any provision
               ----------
of the Agreement shall not operate or be construed as a waiver of any subsequent breach.

          (g)  Assignment by the Company.  The Company shall have the right to
               -------------------------
assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by its successors or assigns.

          (h)  Acknowledgments.  I hereby acknowledge and agree that the
               ---------------
enforcement of this Agreement is necessary to ensure the preservation, protection and continuity of the business, trade secrets and goodwill of the Company. I agree that, due to the proprietary nature of the Company's business, the restrictions set forth in the Agreement are reasonable as to time and scope.



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       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



ACCESS Radiology Corporation                     DIRECTOR:



By:    ____________________________              ____________________
       Scott S. Sheldon--President               Director Name



Date:  ____________________________              Date:_______________


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